Exhibit 99.1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholders of

Boulevard Acquisition Corp. II

We have audited the accompanying balance sheet of Boulevard Acquisition Corp. II (the “Company”) as of September 25, 2015.  The balance sheet is the responsibility of the Company’s management.  Our responsibility is to express an opinion on this balance sheet based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation.  We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the balance sheet referred to above presents fairly, in all material respects, the financial position of Boulevard Acquisition Corp. II as of September 25, 2015 in conformity with accounting principles generally accepted in the United States of America.

/s/ EisnerAmper LLP

New York, New York

October 1, 2015

BOULEVARD ACQUISITION CORP. II

BALANCE SHEET

September 25, 2015

ASSETS
Current assets:
Cash	$2,030,488
Prepaid expenses	173,322
Total current assets	2,203,810
Non current assets:
Cash held in Trust Account	350,000,000
Total assets	$352,203,810

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accrued formation and offering costs	$160,000
Accrued expenses	175,000
Note payable to related party	189,327
Total current liabilities	524,327
Other liabilities:
Deferred underwriting compensation	12,250,000
Total liabilities	12,774,327

Class A common stock subject to possible redemption 33,442,947 shares (at redemption value of approximately $10.00 per share)	334,429,473

Stockholders’ equity:
Preferred stock, $.0001 par value; 1,000,000 shares authorized; none issued and outstanding	—
Common stock, $.0001 par value; 400,000,000 shares authorized; Class A common stock, 350,000,000 authorized; 1,557,053 issued and outstanding;	156
Class B common stock, 50,000,000 shares authorized; 10,062,500 shares issued and outstanding	1,006
Additional paid-in capital	4,998,848
Total stockholders’ equity	5,000,010
Total liabilities and stockholders’ equity	$352,203,810

See accompanying notes to balance sheet.

BOULEVARD ACQUISITION CORP. II
NOTES TO BALANCE SHEET

1. Organization and Business Operations

Incorporation

Boulevard Acquisition Corp. II (the “Company”) was incorporated in Delaware on July 16, 2015.

Sponsor

The Company’s sponsor is Boulevard Acquisition Sponsor II, LLC, a Delaware limited liability company (the “Sponsor”).

Fiscal Year End

The Company selected December 31st as its fiscal year end.

Business Purpose

The Company was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more operating businesses that it has not yet identified (the “Initial Business Combination”). The Company has neither engaged in any significant operations nor generated revenue to date.

The Company’s management has broad discretion with respect to the specific application of the net proceeds of its proposed initial public offering of Units (as defined in Note 3 below), although substantially all of the net proceeds of the Proposed Offering (as defined below) are intended to be generally applied toward completing a business combination. Furthermore, there is no assurance that the Company will be able to successfully affect a business combination.

Financing

The Sponsor intends to finance a business combination in part with proceeds from its $350,000,000 public offering (the “Public Offering”) (as described in Note 3) and from a $9,350,000 private placement warrant (the “Private Placement”) (as described in Note 4).

The aggregate net proceeds of the Public Offering and the Private Placement, amounted to approximately $352,000, of which $350,000,000 are being held in a trust account with Continental Stock Transfer & Trust Company acting as trustee (the “Trust Account”).

Trust Account

The trust account will be invested in permitted United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act’’), having a maturity of 180 days or less, or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act.

The Company’s amended and restated certificate of incorporation provides that, except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its franchise and income tax obligations, the proceeds will not be released from the trust account until the earlier of (a) the completion of the Company’s Initial Business Combination or (b) the redemption of the shares of Class A common stock included in the units being sold in the Public Offering (the “Public Shares”) if the Company is unable to complete its Initial Business Combination within 24 months from the closing of this offering (or 27 months, as applicable), subject to applicable law.

BOULEVARD ACQUISITION CORP. II
NOTES TO BALANCE SHEET

1. Organization and Business Operations - (continued)

Business Combination

The Company, after signing a definitive agreement for the Initial Business Combination, will either (i) seek stockholder approval of the Initial Business Combination at a meeting called for such purpose in connection with which stockholders may seek to redeem their shares, regardless of whether they vote for or against the Initial Business Combination, for cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of the Initial Business Combination, including interest earned on the funds held in the trust account and not previously released to the Company or to pay the Company’s franchise and income taxes, or (ii) provide stockholders with the opportunity to sell their shares to the Company by means of a tender offer (and thereby avoid the need for a stockholder vote) for an amount in cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account as of two business days prior to commencement of the tender offer, including interest earned on the funds held in the trust account and not previously released to the Company to pay the Company’s franchise and income taxes. The decision as to whether the Company will seek stockholder approval of the Initial Business Combination or will allow stockholders to sell their shares in a tender offer will be made by the Company, solely in its discretion, and will be based on a variety of factors such as the timing of the transaction and whether the terms of the transaction would otherwise require the Company to seek stockholder approval. If the Company seeks stockholder approval, it will complete its Initial Business Combination only if a majority of the outstanding shares of common stock voted are voted in favor of the Initial Business Combination. However, in no event will the Company redeem Public Shares in an amount that would cause its net tangible assets to be less than $5,000,001. In such case, the Company would not proceed with the redemption of the Public Shares and the related Initial Business Combination, and instead may search for an alternate Initial Business Combination.

If the Company holds a stockholder vote in connection with the Initial Business Combination, a public stockholder will have the right to redeem its shares for an amount in cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of the Initial Business Combination, including interest earned on the funds held in the trust account and not previously released to the Company to pay the Company’s franchise and income taxes, less franchise and income taxes payable. As a result, such shares of common stock are recorded at redemption amount and classified as temporary equity, in accordance with Financial Accounting Standards Board (FASB) Accounting Standard Codification , or ASC 480, “Distinguishing Liabilities from Equity.”

The Company will only have 24 months from the closing of the Public Offering to complete its Initial Business Combination (or 27 months, if the Company has executed a letter of intent, agreement in principle or definitive agreement for an Initial Business Combination within such 24-month period). If the Company does not complete its Initial Business Combination within this period of time, it shall (i) cease all operations except for the purposes of winding up; (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the Public Shares for a per-share pro rata portion of the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay the Company’s franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), and (iii) as promptly as possible following such redemption, dissolve and liquidate the balance of the Company’s net assets to its remaining stockholders, as part of its plan of dissolution and liquidation. The initial purchasers of the Founder Shares and Private Placement Warrants (as described in Note 4) (the “Initial Stockholders”) have entered into letter agreements with the Company, pursuant to which they have waived their rights to participate in any redemption with respect to their initial shares; however, if the Initial Stockholders or any of the Company’s officers, directors or affiliates acquire shares of common stock in or after the Public Offering, they will be entitled to a pro rata share of the Trust Account upon the Company’s redemption or liquidation in the event the Company does not complete the Initial Business Combination within the required time period.

BOULEVARD ACQUISITION CORP. II
NOTES TO BALANCE SHEET

1. Organization and Business Operations - (continued)

In the event of such distribution, it is possible that the per-share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the initial public offering price per Unit in the Public Offering.

Emerging Growth Company

Section 102(b)(1) of the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”) permits emerging growth companies to delay complying with new or revised financial accounting standards that do not yet apply to private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act). The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

2. Significant Accounting Policies

Basis of Presentation

The accompanying balance sheet of the Company are presented in U.S. dollars in conformity with accounting principles generally accepted in the United States of America (GAAP) and pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”).

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentration of credit risk consist of cash accounts in a financial institution which, at times, may exceed the Federal depository insurance coverage of $250,000. The Company has not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such accounts.

Fair Value of Financial Instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under FASB ASC 820, “Fair Value Measurements and Disclosures,” approximates the carrying amounts represented in the accompanying balance sheet.

BOULEVARD ACQUISITION CORP. II
NOTES TO BALANCE SHEET

2. Significant Accounting Policies - (continued)

Redeemable Common Stock

As discussed in Note 1, all of the 35,000,000 shares of Class A common stock sold as part of the units in the Public Offering contain a redemption feature which allows for the redemption of common shares under the Company’s Liquidation or Tender Offer/Stockholder Approval provisions. In accordance with ASC 480, redemption provisions not solely within the control of the Company require the security to be classified outside of permanent equity. Ordinary liquidation events, which involve the redemption and liquidation of all of the entity’s equity instruments, are excluded from the provisions of ASC 480. Although the Company did not specify a maximum redemption threshold, its charter provides that in no event will it redeem its Public Shares in an amount that would cause its net tangible assets (stockholders’ equity) to be less than $5,000,001.

The Company recognizes changes in redemption value immediately as they occur and will adjust the carrying value of the security to equal the redemption value at the end of each reporting period. Increases or decreases in the carrying amount of redeemable common stock shall be affected by charges against retained earnings.

Accordingly, at September 25, 2015, 33,442,947 of the 35,000,000 Public Shares were classified outside of permanent equity at its redemption value.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Offering Costs

The Company complies with the requirements of the ASC 340-10-S99-1. Offering costs consist principally of professional and registration fees incurred through the balance sheet date that are related to the Public Offering and that were charged to stockholder’s equity upon the completion of the Public Offering.  At September 25, 2015, offering costs totaling approximately $19,944,000, including $19,250,000 in underwriters fees, have been charged to stockholder’s equity.

Income Taxes

The Company complies with the accounting and reporting requirements of ASC 740, “Income Taxes,” which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

ASC 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. No amounts were accrued for the payment of interest and penalties at September 25, 2015. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The Company is subject to income tax examinations by major taxing authorities since inception.

BOULEVARD ACQUISITION CORP. II
NOTES TO BALANCE SHEET

2. Significant Accounting Policies - (continued)

The Company may be subject to potential examination by U.S. federal, U.S. states or foreign jurisdiction authorities in the areas of income taxes. These potential examinations may include questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions and compliance with U.S. federal, U.S. state and foreign tax laws. The Company’s management does not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months.

3. Public Offering

On September 25, 2015, the Company sold 35,000,000 units at a price of $10.00 per unit (the “Units”) in the Public Offering. Each Unit consists of one share of the Company’s Class A common stock, $0.0001 par value and one-half of one redeemable Class A common stock purchase warrant (the “Warrants”).

Under the terms of the warrant agreement, the Company has agreed to use its best efforts to file a new registration statement under the Securities Act of 1933, as amended (the “Securities Act”), following the completion of the Company’s Initial Business Combination. Each whole Warrant entitles the holder to purchase one share of Class A common stock at a price of $11.50 per share. Each Warrant will become exercisable on the later of 30 days after the completion of the Initial Business Combination or 12 months from the closing of the Public Offering.

However, if the Company does not complete its Initial Business Combination on or prior to the 24-month (or 27-month, as applicable) period allotted to complete the Initial Business Combination, the Warrants will expire at the end of such period. If the Company is unable to deliver registered shares of Class A common stock to the holder upon exercise of Warrants issued in connection with the 35,000,000 Units during the exercise period, there will be no net cash settlement of these Warrants and the Warrants will expire worthless, unless they may be exercised on a cashless basis in the circumstances described in the warrant agreement.

4. Related Party Transactions

Founder Shares

In July 2015, the Sponsor purchased 10,062,500 shares of the Company’s Class B common stock, par value $0.0001 per share (the “Founder Shares”) for $25,000, or approximately $.002 per share. On September 3, 2015, the Sponsor assigned 100,626 Fonder Shares to the independent director nominees at their original purchase price. In addition, the Sponsor also transferred 251,563 Founder shares to an unaffiliated purchaser.

The Founder Shares are identical to the Class A common stock included in the Units being sold in the Public Offering except that the Founder Shares are subject to certain transfer restrictions, as described in more detail below. The Initial Stockholders will collectively own 20.0% of the Company’s issued and outstanding shares after the Public Offering regardless of the extent that the over-allotment option is exercised. If the over-allotment option given to the underwriters (see Note 7) is not exercised in full, then up to 1,312,500 Founder Shares may be forfeited in such amount as to maintain the ownership of the Initial Stockholders at 20.0% of our issued and outstanding shares of the Company’s Class A and Class B common stocks.

The shares of Class B common stock will automatically convert into shares of Class A common stock at the time of the Initial Business Combination on a one-for-one basis, subject to adjustment as provided herein. In the case that additional shares of Class A common stock, or equity-linked securities, are issued or deemed issued in excess of the amounts offered in this prospectus and related to the closing of the Initial Business Combination, the ratio at which shares of Class B common stock shall convert into shares of Class A common stock will be adjusted (unless the holders of a majority of the outstanding shares of Class B common stock agree to waive such adjustment with respect to any such issuance or deemed issuance) so that the number of shares of Class A common stock issuable upon conversion of all shares of Class B common stock will equal, in the aggregate, on an as-converted basis, 20% of the total number of all shares of common stock issued and outstanding upon completion of the Public Offering plus all shares of Class A common stock and equity-linked securities issued or deemed issued in connection with the

BOULEVARD ACQUISITION CORP. II
NOTES TO BALANCE SHEET

4. Related Party Transactions (continued)

Initial Business Combination, excluding any shares or equity-linked securities issued, or to be issued, to any seller in the Initial Business Combination or pursuant to Private Placement Warrants (as defined below) issued to the Sponsor. Holders of the Class B common stock and holders of the Class A common stock will vote together as a single class on all matters submitted to a vote of our stockholders, except as required by law.

The Initial Stockholders have agreed not to transfer, assign or sell any of their Founder Shares until the earlier of (A) one year after the completion of the Company’s Initial Business Combination, or earlier if, subsequent to the Company’s Initial Business Combination, the last sale price of the Company’s common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Company’s Initial Business Combination or (B) the Company consummates a subsequent liquidation, merger, stock exchange or other similar transaction that results in all of the Company’s stockholders having the right to exchange their shares of common stock for cash, securities or other property (the “Lock Up Period”).

Private Placement Warrants

The Sponsor purchased from the Company an aggregate of 9,350,000 Warrants at a price of $1.00 per Warrant (a purchase price of $9.35 million), in a private placement that occurred simultaneously with the completion of the Public Offering (the “Private Placement Warrants”). Each Private Placement Warrant entitles the holder to purchase one share of Class A common stock at $11.50 per share. $7,000,000 of the purchase price of the Private Placement Warrants was added to the proceeds from the Public Offering to be held in the trust account pending completion of the Company’s Initial Business Combination, with the remaining $2,3500,000 being available to fund the working capital requirement of the Company, including the payment of certain offering costs.

The Private Placement Warrants will not be transferable, assignable or salable until 30 days after the completion of the Initial Business Combination and they will be non-redeemable so long as they are held by the Initial Stockholders or their permitted transferees. If the Private Placement Warrants are held by someone other than the Initial Stockholders or their permitted transferees, the Private Placement Warrants will be redeemable by the Company and exercisable by such holders on the same basis as the warrants included in the Units being sold in this offering. Otherwise, the Private Placement Warrants have terms and provisions that are identical to those of the Warrants being sold as part of the Units in the Public Offering and have no net cash settlement provisions.

If the Company does not complete a business combination, then the proceeds will be part of the liquidating distribution to the public stockholders and the Private Placement Warrants issued to the Sponsor will expire worthless.

Registration Rights

The holders of the Founder Shares, and Private Placement Warrants and warrants that may be issued upon conversion of working capital loans (and any shares of common stock issuable upon the exercise of the Private Placement Warrants and warrants that may be issued upon conversion of working capital loans) are entitled to registration rights pursuant to a registration rights agreement. The holders of the majority of these securities are entitled to make up to three demands, excluding short form demands, that the Company register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the completion of the Initial Business Combination and rights to require the Company to register for resale such securities pursuant to Rule 415 under the Securities Act. However, the registration rights agreement provides that the Company will not permit any registration statement filed under the Securities Act to become effective until termination of the applicable lock-up period, which occurs (a) in the case of the Founder Shares, one year after the date of the consummation of the Initial Business Combination or earlier if, subsequent to the Initial Business Combination, (i) the last sale price of the Company’s Class A common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Initial Business Combination or (ii) the Company consummates a

BOULEVARD ACQUISITION CORP. II
NOTES TO BALANCE SHEET

4. Related Party Transactions (continued)

subsequent liquidation, merger, stock exchange or other similar transaction which results in all of the Company’s stockholders having the right to exchange their shares of Class A common stock for cash, securities or other property, and (b) in the case of the Private Placement Warrants and the respective Class A common stock underlying such warrants, 30 days after the completion of the Initial Business Combination. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Administrative Services Agreement

Commencing on the date the Company’s securities are initially listed for trading on the NASDAQ Capital Market, the Company has agreed to pay $10,000 per month to Avenue Capital Management II, L.P, an affiliate of the Sponsor, for office space, utilities, secretarial support and administrative services. Upon consummation of the Company’s Initial Business Combination or its liquidation, the Company will cease paying these monthly fees.

Note Payable

The Sponsor has also agreed to loan the Company up to an aggregate of $200,000 by the issuance of an unsecured promissory note (the “Note”) to cover expenses related to the Public Offering. The Note will be payable without interest by December 31, 2015. As of September 25, 2015, $189,327 was outstanding under the Note.

5. Deferred Underwriting Compensation

The Company is committed to pay the deferred underwriting commission totaling $12,250,000 (the “Deferred Discount”), or 3.5% of the gross offering proceeds payable upon the Company’s completion of the Initial Business Combination. The Deferred Discount will become payable to the underwriters from the amounts held in the Trust Account solely in the event the Company completes the Initial Business Combination.

6. Trust Account

As of September 25, 2015, the balance in the Trust Account was $350,000,000.

7. Commitments and Contingencies

The Company has granted the underwriters a 45-day option to purchase up to 5,250,000 additional Units to cover any over-allotment, at the Public Offering price less the underwriting discounts and commissions. The warrants that would be issued in connection with to 5,250,000 over-allotment units are identical to the Warrants issued as part of the Units and have no net cash settlement provisions.

8. Equity

Common Stock — The authorized common stock of the Company includes up to 400,000,000 shares, of which 350,000,000 are Class A common stock, par value $0.0001, and 50,000,000 are Class B common stock, par value $0.0001 (see Note 4 for rights of Class B common stock). Holders of the Company’s Class A and Class B common stock are entitled to one vote for each share of common stock.  At September 25, 2015, there were 10,062,500 shares of Class B common stock issued and outstanding and 35,000,000 shares of Class A common stock issued and outstanding, including 33,442,947 shares subject to possible redemption.

Preferred Stock — The authorized preferred stock of the Company includes up to 1,000,000 shares. At September 25, 2015, there were no shares of preferred stock issued and outstanding.